UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 9, 2005
                                                         -----------------------

                       Protocall Technologies Incorporated
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-51111                                 41-2033500
--------------------------------------------------------------------------------
         (Commission File Number)              (IRS Employer Identification No.)

              47 Mall Drive
            Commack, New York                            11725-5717
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (631) 543-3655
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.   Unregistered Sales of Equity Securities

     We reported in our Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on July 21, 2005 under this Item 3.02, that we engaged Trilogy Capital Partners, Inc. to assist us with marketing and other services. As described in the Current Report, in consideration for the services to be provided by Trilogy, in addition to a monthly fee, we issued to Trilogy a Warrant to purchase 1,600,000 shares of our common stock, with an exercise price of $.88 per share.

     On November 9, 2005, we executed a Termination Agreement with Trilogy, which provided for the termination of Trilogy's engagement and the cancellation of the Warrant in full, effective September 9, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  PROTOCALL TECHNOLOGIES
                                                  INCORPORATED




Date:  November 16, 2005                          By:   /s/ Donald J. Hoffmann
                                                        ------------------------
                                                        Donald J. Hoffmann
                                                        Chief Executive Officer